                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2000

                             Commission file number:
                                    000-15760


                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)


NEW YORK                                                     16-0470200
--------                                                     ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                       ONE HARDINGE DRIVE ELMIRA, NY 14902
               (Address of principal executive offices) (Zip code)

                                 (607) 734-2281
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS

          On July 26, 2000, Hardinge Inc. issued a press release announcing that the Hardinge Repurchase Program was authorized for an additional one million shares. The Board of Directors expanded the Company's share buyback program by authorizing a plan to repurchase up to an additional one million shares. The press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         99 Press Release issued by registrant on July 26, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           HARDINGE INC.


AUGUST 3, 2000                             By: /s/ RICHARD L. SIMONS
--------------                             -------------------------------------
Date                                       Richard L. Simons
                                           Executive Vice President and Chief
                                           Financial Officer (Principal
                                           Financial Officer)


                                       3